UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): February 10, 2026
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8027 Forsyth Blvd.
St. Louis,	Missouri	63105
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Texas
2.000% Notes due 2029	EMR 29	New York Stock Exchange
3.000% Notes due 2031	EMR 31A	New York Stock Exchange
3.500% Notes due 2037	EMR 37	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 10, 2026, Emerson Electric Co. (the "Company") entered into a $2 billion 364-Day Credit Agreement (the “364-Day Credit Facility”), dated as of February 10, 2026, with JPMorgan Chase Bank, N.A., as agent, Bank of America, N.A., Citibank, N.A., and Goldman Sachs Bank USA, as syndication agents, and the lenders named therein. The 364-Day Credit Facility expires on February 9, 2027. There are no outstanding loans or letters of credit under the 364 Day Credit Facility. The Company has not incurred any borrowings under this or prior similar facilities, and has no current intention to do so. The 364-Day Credit Facility supports general corporate purposes, including as a liquidity back-up for the Company’s commercial paper borrowings. The facility replaces the Company’s $3 billion 364-Day Credit Agreement entered into on February 11, 2025, which expired by its terms.

The 364-Day Credit Facility is unsecured and may be accessed under various interest rate alternatives, at the Company’s option. The Company may from time to time designate any of its eligible subsidiaries as subsidiary borrowers under the 364-Day Credit Facility. The Company has unconditionally and irrevocably guaranteed the obligations of each of its subsidiaries in the event a subsidiary is named a borrower under the 364-Day Credit Facility. Loans are denominated in U.S. dollars. The Company must pay facility fees on the aggregate amounts available under the 364-Day Credit Facility, as specified in the credit agreement. The 364-Day Credit Facility contains customary representations, warranties, covenants and events of default.

In the ordinary course of their respective businesses, the lenders and their respective affiliates engage in, and may in the future engage in, commercial banking and/or investment banking transactions and/or advisory services with the Company and its affiliates.

The foregoing summary of the 364-Day Credit Facility is not complete and is qualified in its entirety by reference to the actual credit agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	364-Day Credit Agreement dated as of February 10, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	February 13, 2026	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary